EXHIBIT 23





               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statements, File No. 33-49135, No. 33-49259, No. 33-49413 and No.
33-51139.







                                     ARTHUR ANDERSEN LLP




Cleveland, Ohio
February 23, 1996